                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 14, 2006

                         Commission File Number 0-50218

                               BEKEM METALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            UTAH                                             87-0669131
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                                Number)

              170 Tchaikovsky Street, 4th Floor, Almaty, Kazakhstan
                    (Address of principal executive offices)

                                     050000
                                   (Zip Code)

                                +7 (3272) 582 368
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 3.02 Unregistered Sales of Equity Securities

         On July 14, 2006, the Company closed a private placement of 8,000,000
Units of its securities to two non-U.S. investors for $28,000,000. Each Unit consists of three shares of restricted common stock and one warrant to purchase an additional share of common stock for two years from the closing at a price of
$2.00 per share. The warrants are immediately exercisable. The price per Unit was $3.50.

         The Company issued a total of 24,000,000 common shares and warrants to purchase 8,000,000 common shares. These issuances did not result in a change in control of the Company.

         From the total proceeds, the Company will compensate the placement agent, Aton Securities, Inc., a cash fee totaling 5% of the total proceeds raised, or $1,400,000. The Company will also issue to the placement agents warrants to purchase restricted common stock of the Company equal to 10% of the total shares sold or 2,400,000 shares. The exercise price of the warrants is
$1.17 per share. The warrants will be immediately exercisable and will expire eighteen months from the date they are granted. The placement agent is not an officer, director or greater than 10% shareholder of the Company. None of the fees to be paid or warrants to be granted to the placement agent will either directly or indirectly be paid to any officer, director or greater than 10%
shareholder of the Company.

         Investors in this offering were granted the right to request the
Company file a registration statement on their behalf registering for resale the shares they purchased in this private placement. The Registration Rights
Agreement, a copy of which is filed as an exhibit to this Current Report, requires that at least 51% of the shares purchased in this private placement request registration before the Company must undertake efforts to register the shares for resale. The investors in this private placement may not request registration for at least 90 days from the closing of the private placement.

         As set forth above, the securities were issued without registration under the Securities Act of 1933 in reliance upon exemptions from registration pursuant to Regulation S of the rules and regulations promulgated by the
Securities and Exchange Commission under the Securities Act of 1933.

                  Sales Pursuant to Regulation S

         All offers and sales were made to non-U.S. persons in offshore transactions. No directed selling efforts were made in the United States by the issuer, placement agent or any person acting on their behalf. The shares sold are subject to the offering restrictions set forth in Rule 903(b)(3), including a one-year distribution compliance period.

Item 9.01 Exhibits and Financial Statements

         (a)      Exhibits

                  10.01    Registration Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BEKEM METALS, INC.

Date: July 14, 2006                                  By: /s/ Marat Cherdabayev
                                                     Marat Cherdabayev,
                                                     President and CEO

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